Exhibit 99.2

Philadelphia Consolidated Holding Corp. Founded 1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) claims development and the adequacy of our liability for unpaid loss and loss adjustment expenses; (vi) severity of natural disasters and other catastrophe losses; (vii) adequacy of reinsurance coverage which may be obtained by the Company; (viii) ability and willingness of our reinsurers to pay; and (ix) future terrorist attacks. The Company does not intend to publicly update any forward looking statement, except as may be required by law.

AGENDA First Quarter 2005 Financial Highlights Financial Results Segment Information Investment Portfolio Selected Operating Statistics Drivers of Future Growth 2005 Expectations Q&A

First Quarter Highlights (in millions, except per share data) For the Three Months Ended March 31, For the Three Months Ended March 31, For the Three Months Ended March 31, 2005 2004 Change Gross Written Premiums $285.1 $252.4 13.0% Net Earned Premiums (1) $236.8 $171.4 38.2% Net Investment Income $13.5 $10.0 35.0% Net Income (1) $45.6 $26.8 70.1% After Tax Net Realized Investment Gain $7.0 $1.2 Loss & LAE Ratio 53.4% 56.2% Expense Ratio 27.0% 27.6% Combined Ratio 80.4% 83.8% Diluted Earnings Per Share $1.91 $1.16 After Tax Realized Investment Gain Per Share $0.29 $0.05 Weighted Average Shares & Share Equivalents Outstanding 23,861,082 23,100,881 Quota share reinsurance agreements were entered into effective April 1, 2003 and January 1, 2004 covering all lines of business whereby $18.8 million and $38.9 million of net earned premium and $8.9 million and $22.8 million in loss and loss adjustment expenses were ceded, $8.4 million and $15.3 million in ceding commission was earned and diluted earnings per share were decreased by $0.02 and $0.05 during the first quarter of 2005 and 2004, respectively.

First Quarter Highlights (in millions, except per share data) For the Three Months Ended March 31, For the Three Months Ended March 31, For the Three Months Ended March 31, 2005 2004 Change Net Operating Income $38.6 $25.6 50.8% A-T Realized Investment Gains $7.0 $1.2 Net Income $45.6 $26.8 70.1% Diluted Operating Earnings Per Share $1.62 $1.11 45.9% A-T Realized Investment Gains Per Share $0.29 $0.05 Diluted Earnings Per Share $1.91 $1.16 64.7% Net Loss and Loss Adjustment Expense Ratio 53.4% 56.2% Acquisition and Underwriting Expense Ratio 27.0% 27.4% Combined Ratio 80.4% 83.8%

First Quarter Highlights (in millions, except share and per share data) March 31, 2005 December 31, 2004 % Increase Total Shareholders' Equity $696.2 $644.2 8.1% Book Value per Share $30.37 $28.92 5.0% Shares Outstanding 22,921,887 22,273,917 2.9%

First Quarter Events Financial results for the first quarter of 2005 included: Net Income (Loss) Diluted Earnings (Loss) Per Share As Reported $45.6 $1.91 Increase in Net Hurricane Losses $(0.4) $(0.02) Accelerated Catastrophe Reinsurance Premium Expense $0.7 $0.03 Hailstorm Losses $(2.0) $(0.08) Realized Investment Gain $7.0 $0.29 (in millions, except for share data)

Gross Written Premiums by Segment (in millions) For the Three Months For the Three Months For the Three Months Ended March 31, Ended March 31, Ended March 31, % 2005 2004 Increase (Decrease) Segment Commercial Lines 210.0 $175.0 20.0% Specialty Lines 53.6 47.4 13.2% Personal Lines 21.5 30.0 (28.3)% Total $285.1 $252.4 13.0%

Commercial Lines Segment 73.7% of 1st Quarter 2005 GWP 75% 3 to 5 year growth potential 20.0% QOQ Growth Gross Written Premiums 1999 2000 2001 2002 2003 2004 1Q04 1Q05 Commercial Auto 89.4 81.6 85 71.7 76.1 119.7 24.7 20.9 Commercial Package 90 136.6 207.8 364.6 535.6 700.5 138.7 181.1 Specialty Property 21.6 21.3 23.2 36.7 50.6 53.8 11.6 8 $201.0 $239.5 $316.0 5 Year CAGR 20.0% 5 Year CAGR 50.7% 5 Year CAGR 6.0% (in millions) $874.0 $473.0 $662.3 $175.0 $210.0

Specialty Lines Segment 1999 2000 2001 2002 2003 2004 1Q04 1Q05 48.5 68.2 79.3 110.2 154.1 184.4 47.4 53.6 18.8% of 1st Quarter 2005 GWP 75% 3 to 5 year growth potential 13.2% QOQ Growth CAGR 1999-2004 = 30.6% Gross Written Premiums (Professional Liability) (in millions)

Gross Written Premiums 1999 2000 2001 2002 2003 2004 1Q04 1Q05 $54.2 $78.3 7.5% of 1st Quarter 2005 GWP 50% 3 to 5 year growth potential 28.3% QOQ decrease Personal Lines $25.4 5 year CAGR 55.2% 5 year CAGR 35.2% 5 year CAGR 29.6% (in millions) $80.5 $89.6 $112.9 $0.5 $30.0 $21.5

Corp. Bonds 16.7 Common Stock 6.7 All Other 1.2 Cash Equivalents 5.6 Municpal Bonds 39.3 CMO 5.8 MBS 15 Other Structured Securities 5.2 Agency Bonds 4.5 High Quality Investment Portfolio Corporate Bonds Common Stock Cash Equivalents Municipal Bonds As of March 31, 2005 Portfolio market value - $1,700.6mm Fixed income securities Average quality AA+ Portfolio duration 4.1 years 4.7% taxable equivalent yield Quality long-term growth stocks 5.6% 5.2% 39.3% 6.7% All Other 1.2% 4.5% Agency Bonds 16.7% MBS 5.8% 15.0% CMO Other Structured Securities

Net Investment Income 1999 2000 2001 2002 2003 2004 1Q04 1Q05 20.7 25.8 32.4 37.5 38.8 43.5 10 13.5 (in millions) 5 Year CAGR: 16.0% Effective Tax Rate 25.7% 27.0% 30.1% 28.3% 23.4% 20.2% 21.0% 20.5%

Selected Operating Statistics Operating Statistics Renewal Retention (Quoted) Commercial Lines - 94.7% Specialty Lines - 85.0% Personal Lines - 92.4% Rate Increases Commercial Lines - 1.7% (Q/Q) Specialty Lines - 3.1% (Q/Q) Personal Lines - 12.0% (Q/Q) New Business Growth (Count), excluding Personal Lines 1Q: 04 - 7,160 1Q: 05 - 7,689 7.4% increase

Selected Operating Statistics Preferred Agents Total Count - 134 Total GWP Growth - $12.2 million (Q/Q); 21.0% increase Renewal Retention (Quoted) - 88.4% New Business 2005 - $11.7 million GWP; 22.1% increase Employee Statistics Total Employee Count - 1,055 Total GWP Per Employee - $1.1 million Turnover (YOY) - 13.0%

Drivers of Future Growth National presence - 36 offices / Mixed marketing New product offerings -Sports & Fitness Niche Disruption in the industry Insolvencies ? Rating downgrades ? Mergers Experienced management / underwriting & pricing discipline Advanced technology - lower expenses and improved process A+ (Superior) rating - Flight to quality Preferred agent program - 15% premium growth

2005 Expectations 2005 Operating EPS Range: $6.90 - $7.10 Organic Growth - 15% to 20% Combined Ratio of low 80's Renewal retention levels consistent with prior periods Continued price moderation/increased competition Slightly improving investment environment

Philadelphia Consolidated Holding Corp. Founded 1962